UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2006

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-9396	86-0498599

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.98
EXHIBIT 10.99

ITEM 1.01 Entry into a Material Definitive Agreement
     Attached as Exhibit 10.98 is an amendment to the employment agreement by and between Fidelity National Financial, Inc. (the “Company”) and Alan L. Stinson. Under the amendment, the term of Mr. Stinson’s current employment agreement has been extended until December 31, 2006. The terms of the current employment agreement between the Company and Mr. Stinson are described in Amendment No. 2 to the Company’s Annual Report on Form 10-K filed on May 1, 2006 and such description is incorporated herein by reference.
     Attached as Exhibit 10.99 is an amendment to the employment agreement by and between the Company and Peter T. Sadowski. Under the amendment, the term of Mr. Sadowski’s current employment agreement has been extended until December 31, 2006. The terms of the current employment agreement between the Company and Mr. Sadowski are described in the Company’s Annual Report on Form 10-K filed on March 12, 2004, and such description is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
10.98	Amendment to the employment agreement by and between Fidelity National Financial, Inc. (the “Company”) and Alan L. Stinson.
10.99	Amendment to the employment agreement by and between the Company and Peter T. Sadowski.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

	By:	/s/ Alan L. Stinson

Alan L. Stinson
Executive Vice President and Chief Financial Officer
Dated: June 6, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
10.98	Amendment to the employment agreement by and between Fidelity National Financial, Inc. (the “Company”) and Alan L. Stinson.
10.99	Amendment to the employment agreement by and between the Company and Peter T. Sadowski.